UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

Commission File Number: 001-14565

Fred’s, Inc.

(Exact name of registrant as specified in charter)

Tennessee	62-0634010
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

4300 New Getwell Road, Memphis, TN 38118

(Address of principal executive offices, including zip code)

(901) 365-8880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to the Amended and Restated Cooperation Agreement, dated as of August 11, 2017 (the “Cooperation Agreement”), by and among Fred’s, Inc., a Tennessee corporation (the “Company”), on the one hand, and Alden Global Capital LLC, a Delaware limited liability company, Strategic Investment Opportunities LLC, a Delaware limited liability company, and Heath B. Freeman (collectively, “Alden”), on the other hand, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 14, 2017, the terms and provisions of which are hereby incorporated by reference as if copied verbatim.

On October 10, 2018, the Company and Alden executed an amendment (the “Amendment”) to the Cooperation Agreement. The Amendment, among other things:

●	Extends the “Cooperation Period” under the Cooperation Agreement until September 1, 2019;

●	Deletes Alden’s “top up” option that would otherwise arise in connection with certain equity offerings;

●	Provides a consent, pursuant to Section 3 of the Cooperation Agreement, for Alden to acquire no more than 3,725,000 additional shares of the Company’s common stock, which would result in Alden owning no more than 13,000,000 shares of the Company’s common stock (excluding shares of Common Stock issued to Heath B. Freeman as compensation for his services on the Board) (the “Alden Ownership Limit”); and

●	Provides an exemption, pursuant to Section 25 of the Amended & Restated Rights Agreement, dated as of September 18, 2017 (the “Rights Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent, so long as Alden’s ownership of the Company’s common stock (excluding shares of Common Stock issued to Heath B. Freeman as compensation for his services on the Board) remains at or below the Alden Ownership Limit.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein as if copied verbatim.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2018, the Company issued a press release announcing that it had entered into the Amendment, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Cooperation Agreement
99.1	Press release dated October 10, 2018 (furnished only)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

By:	/s/ Joseph M. Anto
Joseph M. Anto Interim Chief Executive Officer, Executive Vice President, Chief Financial Officer and Secretary DATE: October 11, 2018